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                                                                   Exhibit 10.01





Non-Qualified Stock Option Agreements in the following form were entered into by each of the following executive officers covering the following respective numbers of underlying shares of common stock:

Kirk P. Pond                      505,400 shares
Joseph R. Martin                  303,200 shares
Daniel E. Boxer                   153,000 shares





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[Fairchild Semiconductor logo]     Fairchild Semiconductor International, Inc.
                                   Restated Stock Option Plan
                                   Non-Qualified Stock Option Agreement

This is a Non-Qualified Stock Option Agreement dated February 22, 2002 (the Grant Date) between Fairchild Semiconductor International, Inc. (the Company) and [name of executive officer], a salaried employee of the Company or one of its subsidiaries (you or the Optionee).

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                        The Company grants you the option to purchase up to [number of shares] shares of the Company's Class A
Option Grant;           Common Stock at an exercise price of $23.80 per share. This option grant is subject to the terms of the
Exercise Price          Company's Restated Stock Option Plan, a copy of which is enclosed with this agreement, as well as to the terms of this agreement, and your Employment Agreement dated March 11, 2000 (your "Employment Agreement").
                        This grant under the Restated Stock Option Plan has been authorized by the board of directors as part of annual grants to employees of the Company.
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                        The term of your option is 10 years plus one day from the Grant Date. Your option terminates at the end of
Option Term;            the term and cannot be exercised after the term. You can exercise your option only to the extent it has
Vesting                 vested. Your option will vest in increments, as follows:

                        Vesting Date                                                           Percentage Vested
                                                                             (including portion that vested the preceding year)
                        1st Anniversary of Grant Date.........................................25%
                        2nd Anniversary of Grant Date.........................................50%
                        3rd Anniversary of Grant Date.........................................75%
                        4th Anniversary of Grant Date........................................100%

                        provided that your option will vest in its entirety upon your retirement from the Company after March 11,
                        2003 in accordance with the terms of your employment agreement with the Company, or otherwise in accordance with other agreements governing your employment.
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                        You must remain an employee of the Company or a subsidiary to be able to exercise your option, except as
Termination of          follows, or as otherwise provided in any agreement governing your employment with the Company:
Employment
                        Death, Disability, Certain Cases of Retirement, Qualifying Termination. In the event your employment terminates as a result of your (i) death, (ii) Disability, (iii) retirement upon or following the expiration of the initial term of your Employment Agreement or (iv) Qualifying Termination, your option may thereafter be exercised in whole or in part at any time before the expiration of the option term.

                        All other cases. If your employment terminates for any reason other than those provided in the preceding paragraph, your option may be exercised to the extent provided by the Company's broad-based stock option plans.
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                        Your option is not transferable except by will or the laws of decent and distribution.  During your lifetime
Transferability         only you can exercise your option. This option shall not be subject to attachment or similar process. Any attempted sale, pledge, assignment, transfer or other disposition of your option contrary to the provisions of this agreement, or the levy of any attachment or similar process upon your option, shall be null and void without effect.
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                        Nothing in this agreement gives you the right to remain employed by the Company of any subsidiary.  This
Miscellaneous           agreement shall be governed by the laws of the State of Maine, without regard to conflicts of laws principles. The section and paragraph headings in this agreement are for convenience of reference only and shall not affect the construction or interpretation of this agreement.
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                        Your signature and the signature of an authorized officer of the Company below indicate your and the
Signatures              Company's agreement to the terms of this Non-Qualified Stock Option Agreement as of the Grant Date.

                        OPTIONEE:                                            FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                        [signature of executive officer]                     /s/ Kirk P. Pond
                                                                             Kirk P. Pond
                        -------------------------------------                Chairman, President and CEO
                        [name of executive officer]
                        [identification number of executive officer]
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